VALIC COMPANY I

Supplement Dated June 30, 2003

to

Statement of Additional Information Dated October 1, 2002

Effective the close of business on June 30, 2003, the name of the Opportunities Fund changed to the "Growth Fund." Any and all references to the "Opportunities Fund" are deleted and replaced with "Growth Fund."

On page 13, the Growth Fund is added to the first sentence of the first paragraph under the heading "Convertible Securities," as well as the first sentence of the first paragraph under the heading "Emerging Markets."

On page 24, the Growth Fund is added to the second sentence of the second complete paragraph under the heading "Options and Futures Contracts" and the sub-heading "Options on Securities and Securities Indices."

On page 31, the Growth Fund is added to the first sentence of the first paragraph under the heading "Standard and Poor's Depositary Receipts."